SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 14, 2007
COVANSYS CORPORATION
(Exact Name of Registrant as Specified in its Charter)
MICHIGAN
(State or Other Jurisdiction of Incorporation)

0-22141	38-2606945
(Commission File Number)	(I.R.S. Employee Identification Number)
32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
(Address of Principal Executive Office) (Zip Code)
(248) 488-2088
(Registrant’s Telephone Number, Including Area Code)
None
(Former Name and Former Address, if Change Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a.12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 REGULATION FD DISCLOSURE
On June 14, 2007, Covansys Corporation issued a press release announcing the expiration of the Hart-Scott-Rodino Waiting Period in connection with the proposed acquisition of Covansys by Computer Sciences Corporation. A copy of the press release is attached as Exhibit 99.1 to this current report.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Covansys Corporation

Dated: June 14, 2007	By:	/s/ James S. Trouba
James S. Trouba Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release Dated June 14, 2007